UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2020

STITCH FIX, INC.
(Exact name of Registrant as Specified in Its Charter)

Commission file number: 001-38291

Delaware		27-5026540
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

1 Montgomery Street	Suite 1500
San Francisco	California	94104
(Address of Principal Executive Offices)		(Zip Code)
(415) 882-7765
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.00002 per share	SFIX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The applicable information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 7.01 Regulation FD Disclosure.

On March 20, 2020, Stitch Fix, Inc. (the “Company”) issued a press release, announcing that, as a result of public health orders in California and Pennsylvania, it is temporarily closing two of its distribution centers.

A copy of this press release is furnished as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01 Other Events.

As previously reported, on December 19, 2018, the Delaware Chancery Court issued an opinion in Sciabacucchi v. Salzberg, C.A. No. 2017-0931-JTL, invalidating Article VI, Section E of the Company’s certificate of incorporation limiting to federal court the forum in which a stockholder could bring a claim under the Securities Act. The Chancery Court held that a Delaware corporation can only use its constitutive documents to bind a plaintiff to a particular forum where the claim involves rights or relationships established by or under Delaware’s corporate law.

The Company and the other defendants in the above case appealed the lower court’s decision to the Supreme Court of the State of Delaware. On March 18, 2020, the Supreme Court of the State of Delaware issued an opinion in Salzberg v. Sciabacucchi, No. 346, 2019, reversing the decision of the Chancery Court and holding the federal forum selection provision in the Company’s certificate of incorporation to be facially valid.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 20, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stitch Fix, Inc.

Dated: March 20, 2020	By:	/s/ Scott Darling
Scott Darling
Chief Legal Officer